                                  EAGLE BANCORP
                              1400 Prospect Avenue
                              Helena, Montana 59601
                                 (406) 442-3080

                               September 17, 2004











Dear Stockholder:

         You are invited to attend the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Eagle Bancorp, the federally chartered stock holding company for American Federal Savings Bank (the "Bank"). The Annual Meeting is scheduled to be held on Thursday, October 21, 2004, at 10:00 a.m., Montana time at the main office of the Bank, located at 1400 Prospect Avenue, Helena, Montana.

         The attached Notice of Annual Meeting and Proxy Statement describe the proposals to be voted on at the Annual Meeting. The Board of Directors of Eagle Bancorp ("Board") has determined the approval of the proposals is in the best interests of Eagle Bancorp and its stockholders. Therefore, the Board unanimously recommends that you vote in favor of all proposals and in favor of the Board's nominees for director. Members of the Board and officers of Eagle Bancorp and Eagle Bancorp's independent auditors will be present at the Annual Meeting to respond to any questions that you may have regarding the agenda for the Annual Meeting.

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK OUTSTANDING MUST BE REPRESENTED EITHER IN PERSON OR BY PROXY TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS AT THE ANNUAL MEETING.

         On behalf of the Board of Directors and all of the employees of Eagle Bancorp, I wish to thank you for all your support and interest. We look forward to seeing you at the Annual Meeting.

                                                           Sincerely yours,


                                                           /s/ Larry A. Dreyer
                                                           ---------------------
                                                           Larry A. Dreyer
                                                           President and CEO

                                  EAGLE BANCORP
                              1400 Prospect Avenue
                                Helena, MT 59601
                                 (406) 442-3080

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 21, 2004

TO THE SHAREHOLDERS OF EAGLE BANCORP:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Eagle Bancorp ("Eagle") will be held at the home office of American Federal Savings Bank located at 1400 Prospect Avenue, Helena, Montana on Thursday, October 21, 2004, at 10:00 a.m. Montana time, for the following purposes, as more completely set forth in the accompanying Proxy Statement:

         I. To elect three (3) directors of Eagle for three year terms.

         II. To ratify the appointment by Eagle's Board of Directors of the firm of Anderson ZurMuehlen & Co, P.C. as independent public accountants for Eagle for the fiscal year ending June 30, 2005.

         III. To transact such other business as may properly come before the meeting. Except with respect to procedural matters incident to the conduct of the meeting, management of Eagle is not aware of any matters other than those set forth above which may properly come before the meeting.

         The Board of Directors of Eagle has fixed the close of business on Wednesday, September 8, 2004, as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/ Larry A. Dreyer
                                              ---------------------
                                              Larry A. Dreyer
                                              President & CEO


September 17, 2004
Helena, Montana


         YOUR VOTE IS IMPORTANT. YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU ATTEND THE ANNUAL MEETING YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF. PROXIES MUST BE RECEIVED PRIOR TO THE COMMENCEMENT OF THE MEETING. IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE MEETING.

                                  EAGLE BANCORP

                                 ---------------

                                 PROXY STATEMENT

                                ----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 21, 2004

         This Proxy Statement is being furnished to the holders of the common stock, par value $0.01 per share ("Common Stock"), of Eagle Bancorp ("Eagle"), in connection with the solicitation of proxies by the Board of Directors of Eagle ("Board") for use at the 2004 Annual Meeting of Stockholders ("Annual Meeting") to be held on Thursday, October 21, 2004, at the home office of American Federal Savings Bank located at 1400 Prospect Avenue, Helena, Montana at 10:00 a.m., Montana time, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about September 17, 2004.

         This Proxy Statement and proxy card are being sent to holders of the Common Stock on or about September 17, 2004. A copy of Eagle's Annual Report on Form 10-KSB for the year ended June 30, 2004, which includes our audited financial statements, also accompanies this Proxy Statement.

          MATTERS TO BE CONSIDERED AND ACTED UPON AT THE ANNUAL MEETING

         Each proxy solicited hereby, if properly signed and returned to Eagle and not revoked prior to its use, will be voted in accordance with the instructions indicated on the proxies. If no contrary instructions are given, each signed proxy received will be voted in favor of the election of Mr. Campbell, Mr. Jacoby and Mr. Pennington, in favor of the ratification of Anderson ZurMuehlen & Co., P.C. and in the discretion of the proxy holder, as to any other matter which may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. Only proxies that are returned can be counted and voted at the Annual Meeting.


                             SOLICITATION OF PROXIES

         All costs of the solicitation of proxies will be borne by Eagle. In addition, directors, officers and other employees of Eagle or American Federal Savings Bank (the "Bank" or "American Federal") may solicit proxies personally or by telephone or other means and will not receive any special compensation for their services. Eagle will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.


                              REVOCATION OF PROXIES

         A stockholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of Eagle, (ii) properly submitting to Eagle a duly-executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: Eagle Bancorp, 1400 Prospect Avenue, Helena, Montana 59601, Attention: Terey Artz. Proxies solicited hereby may be exercised only at the Annual Meeting and will not be used for any other meeting.

                                VOTING SECURITIES

         The securities that may be voted at the Annual Meeting consists of shares of Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting. Only holders of record of Common Stock at the close of business on September 8, 2004 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. On the Record Date there were 1,190,372 shares of Common Stock issued and outstanding and 648,493 shares of Common Stock, or 54.5% of the issued and outstanding Common Stock, are held by Eagle Financial MHC, Eagle's mutual holding company. Eagle had no other class of securities outstanding at this time.

         The presence in person or by proxy of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter ("Broker Non-Votes") will be considered present for the purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting shall be adjourned in order to permit further solicitation of proxies.

                                VOTING PROCEDURES

         Once a quorum has been established, the affirmative vote of a majority of the outstanding shares of Common Stock present or represented by proxy at the Annual Meeting is required to approve the proposals described in this Proxy Statement, except as described below. Additionally, directors can be elected by a plurality of stockholders. Stockholders are not permitted to cumulate their votes for the election of directors or any other purpose. Votes may be cast for or withheld from each nominee for election as directors. Votes that are withheld and Broker Non-Votes will have no effect on the outcome of the election for directors because directors will be elected by a plurality of votes cast.

         With respect to the other proposals to be voted upon at the Annual Meeting, stockholders may vote for or against a proposal and may abstain from voting. Ratification of Anderson ZurMuehlen & Co., P.C. as independent auditors for the fiscal year ending June 30, 2005, will require the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote. Abstentions and Broker Non-Votes will have the same effect as a vote against this proposal.

         Eagle's Annual Report to Stockholders, which includes its annual report on Form 10-KSB for its fiscal year ended June 30, 2004, is mailed herewith to stockholders. Eagle has filed this report with the Securities and Exchange Commission (the "SEC"). Stockholders may obtain, free of charge, an additional copy of the annual report on Form 10-KSB by requesting it from Terey Artz in writing at Eagle Bancorp, 1400 Prospect Avenue, Helena, Montana 59601, or by calling her at (406) 442-3080.

         Executed, unmarked proxies will be voted FOR all proposals. Except for procedural matters incidental to conduct of the Annual Meeting, Eagle knows of no other matters expected to come before the meeting.

         Proxies solicited hereby are to be returned to Eagle's transfer agent, Registrar & Transfer Company. The Board of Directors has designated Terey Artz, corporate secretary, to act as Inspector of Election and tabulate votes at the Annual Meeting. After the final adjournment of the Annual Meeting, the proxies will be returned to Eagle.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth information as of June 30, 2004, except as specifically noted, with respect to ownership of Eagle's Common Stock by: (i) Eagle Financial MHC, Eagle's mutual holding company; (ii) the American Federal Savings Bank Employee Stock Ownership Plan (the "ESOP"); (iii) the executive officers and directors of Eagle; and (iv) all the directors and executive officers of Eagle as a group. Except for those listed below, Eagle has no knowledge of any other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who owns beneficially more than 5% of the Common Stock.



                                                                                           Common Stock
                                                                                        Beneficially Owned(1)
                                                                                        ---------------------

             Name                            Title or Address                    Number(2)                  Percent
             ----                            ----------------                     ------                     -------

Eagle Financial MHC                       1400 Prospect Avenue                     648,493                   54.48%
                                          Helena, MT  59601

Jeffrey S. Halis                          500 Park Avenue, Fifth Floor              81,000                    6.80%
                                          New York, NY  10022

Kenneth R. Lehman and Joan Abercrombie    1408 N. Abingdon Street                   84,630                    7.11%
Lehman                                    Arlington, VA  22207

American Federal Savings Bank Employee    1400 Prospect Avenue                      27,606                    2.32%
Stock Ownership Plan                      Helena, MT  59601

Robert L. Pennington                      Chairman of the Board                                                 *
                                                                                     7,950(3)(4)(7)

Charles G. Jacoby                         Vice Chairman of the Board                14,900(7)                 1.25%

Don O. Campbell                           Director                                   7,400(7)                  *

Larry A. Dreyer                           Director, President and Chief                                       1.49%
                                          Executive Officer                         17,707(4)(7)(8)(9)

Teresa L. Hartzog                         Director                                  10,950(7)                   *

James A. Maierle                          Director                                  14,900(5)(7)              1.25%

Thomas J. McCarvel                        Director                                   8,900(7)                  *

Peter J. Johnson                          Senior Vice President/Treasurer                                     1.15%
                                                                                    13,796(4)(6)(7)(8)

Michael C. Mundt                          Senior Vice President/Lending                                         *
                                                                                     7,392(4)(7)(8)

Joanne Y. Sanderson                       Senior Vice President/Operations                                    1.49%
                                                                                    17,790(4)(7)(8)

Directors and Executive Officers as a
group (10 persons)                        N/A                                      121,685                   10.22%

--------------------
(1) Except as otherwise noted, all beneficial ownership by directors and executive officers is direct and each director or executive officer exercises sole voting and investment power over the shares.

(2) Reflects information provided by these persons, filings made by these persons with the Securities and Exchange Commission, and other information known to Eagle.

(footnotes continued on next page)

(footnotes continued from previous page)

 (3) Includes 1,940 shares held jointly by Mr. Pennington and his spouse. Mr. Pennington has shared voting and investment power over these 1,940 shares.

(4) Includes Common Stock held by each Executive Officer and Mr. Pennington in the Bank's Non-Contributory Profit Sharing Plan.

(5) Includes 5,000 shares held by Rosmar, Inc. for which Mr. Maierle, as President of Rosmar, Inc., has shared voting and investment power.

(6)      Includes 50 shares held by children.

(7) Includes total shares awarded under Eagle's Stock Incentive Plan approved by shareholders on October 19, 2000. Shares were awarded January 2001 and vest evenly over a five year period.

(8)      Includes Common Stock held in the Bank's ESOP.

(9) Includes 375 shares held by wife for which Mr. Dreyer disclaims beneficial ownership.

* Represents less than 1% of outstanding shares.

                                 ---------------

                       PROPOSAL I - ELECTION OF DIRECTORS

         Eagle's Bylaws provide that the Board of Directors be composed of seven
(7) members, whose terms are divided into three approximately equal classes. The members of each class are elected for a term of three years. One class is elected annually.

         Three directors will be elected at the Annual Meeting. The Board of Directors has nominated current directors Don O. Campbell, Charles G. Jacoby and Robert L. Pennington for re-election. If elected, Messrs. Campbell, Jacoby and Pennington will each serve as director for a three year term expiring at the Annual Meeting to be held in 2007.

         The Board's Nominating Committee determines nominees for election as directors. The Bylaws also allow stockholders to submit nominations in writing directly to the Corporate Secretary (see "Stockholder Proposals and Nominations"). No stockholder nominations have been received by Eagle as of the date of this Proxy Statement. There are no arrangements known to management between the persons named and any other person pursuant to which such nominees were selected.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR UNDER THIS PROPOSAL I.

         The persons named in the enclosed proxy intend to vote for the election of the named nominees, unless the proxy is marked by the stockholder to the contrary. Eagle Financial MHC, which owns a majority of Eagle's common stock, also intends to vote its shares in favor of the named nominee. If any nominee is unable to serve, all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. The Board of Directors knows of no reason why any nominee might be unable to serve.

         The following table sets forth certain information as of June 30, 2004, with respect to each nominee, and each director continuing in office.


                                                                                          DIRECTOR      NEW OR CURRENT
                                  NAME                                            AGE      SINCE(1)    TERM TO EXPIRE(2)
                                  ----                                            ---      -----       --------------

                                 BOARD NOMINEES


Don O. Campbell                                                                   70      1994               2007

Mr. Campbell is a retired certified public accountant and previously served as Vice President and Controller of Capri, Inc., an investment management company located in Helena.

Charles G. Jacoby                                                                 72         1979            2007

Mr. Jacoby is retired. He formerly owned a retail clothing establishment in Helena. He serves as Vice Chairman of the Board.

Robert L. Pennington

Mr. Pennington is the Chairman of Eagle.  He was previously the                   72         1973            2007
President and Chief Executive Officer of American Federal Savings
Bank from 1974 through 1995, when he retired.  He has served as
Chairman of American Federal since 1993.

                         DIRECTORS CONTINUING IN OFFICE

Larry A. Dreyer                                                                   58         1990            2005

Mr. Dreyer is currently President (since 1993) and Chief Executive Officer
(since 1995) of American Federal. He is also President and CEO of Eagle. He joined American Federal Savings Bank in 1973, serving as its Controller. He is a member and past president of the Downtown Helena Kiwanis Club and past chairman of both the St. Peter's Hospital Foundation and Diocese of Helena Finance
Council. He is also a member of the Independent Community Bankers of America, National Bank Services Committee.

Thomas J. McCarvel                                                                55         1998            2006

Mr. McCarvel has served as a Vice President of Carroll College in Helena since
December 1991. He was the Chief Operating Office of Anderson ZurMuehlen & Co.,
P.C., a public accounting firm in Helena and American Federal's independent auditors from 1988 to 1991.

James A. Maierle                                                                  56         1997            2006

Mr. Maierle currently serves as President of Morrison-Maierle, Inc., a civil engineering corporation, headquartered in Helena.


                                                                                          DIRECTOR      NEW OR CURRENT
                                  NAME                                            AGE      SINCE(1)    TERM TO EXPIRE(2)
                                  ----                                            ---      -----       --------------


Teresa L. Hartzog                                                                 73         1993            2005

Ms. Hartzog is retired. She was formerly employed by the Leaphart law firm where she served as office manager and a legal secretary.

--------------------
(1) Includes prior service on the Board of Directors of American Federal Savings Bank.

(2) All terms expire on the date of the Annual Meeting.

                                 ---------------

BOARD MEETINGS AND COMMITTEES

         The business of Eagle's and the Bank's Board of Directors is conducted through meetings once a month and may have additional meetings. During the fiscal year ended June 30, 2004 the Board of Eagle met seven times and the Board of the Bank met twelve times. All Directors who served as directors during the fiscal year ended June 30, 2004, attended at least 75% of Board meetings. All committee members attended at least 75% of the meetings of their respective committees. A majority of the Board of Directors is comprised of independent directors, in accordance with the requirements of NASDAQ. The Board of Directors has determined that Messrs. Pennington, Jacoby, Campbell, Maierle, and McCarvel and Ms. Hartzog are independent. Certain of the standing committees are discussed below. Eagle has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee consists of three (3) non-employee directors and met eight (8) times during the fiscal year ended June 30, 2004. The Audit Committee chairmanship is rotated between Mr. Jacoby and Mr. Campbell in alternating years. The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its responsibility for oversight of the quality and integrity of Eagle's financial reporting process. Mr. Pennington also serves on the Audit Committee. Each member is "independent", in accordance with the requirements for companies quoted on The Nasdaq Stock Market. The Board of Directors has determined that Mr. Campbell meets the requirements of "audit committee financial expert", as defined by the Securities and Exchange Commission (SEC). The Board believes that the other members of the Audit Committee are qualified to serve based on their experience and background.

         The Audit Committee has adopted a charter which is attached to this Proxy Statement as Exhibit A. The charter is also available on Eagle's website at www.americanfederalsavingsbank.com. The charter describes the Committee's principal duties and responsibilities including, but not limited to:

o Oversight and review of the annual financial reporting process and adequacy and integrity of Eagle's financial information (including corporate accounting, financial reporting practices, and the quality of the financial reports of Eagle);

o        Oversight and review of the legal and regulatory requirements of Eagle;

o Oversight and review of the independent auditors qualifications and independence;

o Oversight and review of the performance of Eagle's internal audit function and the independent accountants and other mandated Audit Committee duties;

o        Oversight and review of the system of internal controls and safeguards;

o Review with the independent accountant, the internal auditor and management the adequacy of Eagle's internal controls and any material weaknesses, any findings or recommendations from the independent accountant, all critical accounting policies and all other materials matters relating to the audit procedures;

o Review of related party transactions, legal and regulatory matters material to the financial statements and the compliance programs of Eagle;

o Maintenance of an open avenue of communication between the Board of Directors, senior management, internal auditors, and Eagle's independent public accountants and permit auditors and internal auditors to meet with the Audit Committee without the presence of management; and

o Oversight, review and approval of audit, audit-related, tax, and all other fees.


         The Audit Committee is independent in accordance with the amended issuer rules of the NASD. The Audit Committee Charter is reviewed annually. In addition, the Audit Committee has taken the following actions:

o Reviewed and discussed Eagle's audited financial statements for the 2004 fiscal year with the management of Eagle.

o Discussed with Eagle's independent auditors the matters required to be discussed under SAS 61, as may be modified or supplemented (Codification of Statements on Auditing Standards).

o Received written disclosures and the letter from its independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, "Independence Discussions With Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence.

         Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in Eagle's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004, to be filed with the SEC.

                                                Members of the Audit Committee
                                                Charles G. Jacoby, Chairman
                                                Don O. Campbell
                                                Robert L. Pennington


AUDIT, AUDIT-RELATED FEES, TAX FEES, ALL OTHER FEES AND AUDITOR INDEPENDENCE

         For the year ended June 30, 2004, Eagle paid its independent auditors Anderson ZurMuehlen & Co., P.C., and related affiliates, approximately $33,800 for audit fees, $8,700 for audit-related fees, $6,500 for tax fees and $12,440 for all other fees. For the year ended June 30, 2003 those fees were $30,725 for audit fees, $7,000 for audit-related fees, $6,275 for tax fees and $10,530 for all other fees. The Audit Committee has concluded that the providing of these non-audit services did not adversely impact the independence of Anderson ZurMuehlen & Co., P.C. The Audit Committee shall not approve any non-audit service engagement where the provision of such service by the independent accountants is prohibited by applicable law, the regulations of the SEC or the Listing Standards. Pre-approval is not required if (a) the aggregate amount of all such non-audit services provided to Eagle constitutes not more than five percent of the total amount of revenues paid by Eagle to its independent auditors during the fiscal year in which the non-audit services are provided;
(b) such services were not recognized by Eagle at the time of the engagement to be non-audit services; and (c) the non-audit services are promptly brought to the attention of the

Audit Committee and approved by them, or by one or more of the members of the Committee to whom authority to grant such approval has been delegated, prior to completion of the audit. For the years ended June 30, 2004 and June 30, 2003, the Audit Committee has pre-approved all fees paid to Anderson ZurMuehlen & Co., P.C. and its related affiliates.

         Compensation Committee. The Compensation Committee met three (3) times in fiscal 2004. It reviews and discusses employee performance and prepares recommendations for annual salary adjustments and bonuses. This committee currently consists of Messrs. Pennington and Campbell and Ms. Hartzog.

         The Nominating Committee. The Nominating Committee was formalized in August 2004. Previously, the entire Board of Directors (excluding the directors up for re-election) served as the nominating committee. Messrs. Jacoby and Maierle and Ms. Hartzog serve on the Nominating Committee. Each member is "independent" in accordance with the requirements for companies quoted on The Nasdaq Stock Market. The Committee's charter will be approved by the Board at its September 2004 Board meeting, after which it will be available on Eagle's website at www.americanfederalsavingsbank.com. The Nominating Committee's charter is also attached to this Proxy Statement as Exhibit B.

         The Nominating Committee met August 19, 2004 to nominate directors for election at the Annual Meeting. Only those nominations made by the Nominating Committee or properly presented by shareholders will be voted upon at the Annual Meeting. In its deliberations for selecting candidates for nominees as director, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of its market area. Any nominee for director made by the Nominating Committee must be highly qualified with regard to some or all these attributes. In searching for qualified director candidates to fill vacancies in the Board, the Nominating Committee solicits its current Board of Directors for names of potentially qualified candidates. Additionally, the Nominating Committee may request that members of the Board pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee would then consider the potential pool of director candidates, select the candidate the Nominating Committee believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate's background to ensure there is no past history, potential conflict of interest or regulatory issue that would cause the candidate not to be qualified to serve as a director of Eagle. The Nominating Committee will consider director candidates recommended by Eagle's stockholders. If a stockholder submits a proposed nominee, the Nominating Committee would consider the proposed nominee, along with other proposed nominees recommended by members of Eagle's Board of Directors, in the same manner in which the Nominating Committee would evaluate its nominees for director. For a description of the proper procedure for stockholder nominations, see "Stockholder Proposals and Nominations" in this Proxy Statement.

         The Investment Committee. The Investment Committee consists of Directors Dreyer, Jacoby and Maierle, as well as executive officers Johnson and Mundt. The Investment Committee meets at least quarterly in order to review investment performance and strategy. The Investment Committee met four (4) times during the year ended June 30, 2004.

         The Asset Liability Management Committee. The Asset Liability Management Committee consists of Directors Pennington and Dreyer as well as executive officers Johnson and Mundt. The Asset Liability Management Committee meets at least quarterly to review American Federal's policies concerning interest rate risk and loan and deposit rates. It met four (4) times during the year ended June 30, 2004.

BOARD POLICIES REGARDING COMMUNICATIONS WITH THE BOARD OF DIRECTORS AND ATTENDANCE AT ANNUAL MEETINGS

         The Board of Directors maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board of Directors should send any communications to Terey Artz, Secretary, Eagle Bancorp, P.O. Box 4999, Helena, Montana 59604. Any communication must state the number of shares beneficially owned by the stockholder making the communication. The Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has authority to discard the communication or take appropriate legal action. Eagle does not have a policy regarding Board member attendance at annual meetings of stockholders. Last year, all seven members of the Board attended the annual meeting.

CODE OF ETHICS

         In 1992 the Board of Directors of the Bank adopted the Code of Ethics and Conflict of Interest Policy. It is reviewed and approved annually, with the most recent approval on May 20, 2004. The Policy is applicable to each of Eagle's directors, officers and employees, including the principal executive officer, principal financial officer and principal accounting officer, and requires individuals to maintain the highest standards of professional conduct. A copy of the Policy is available on Eagle's website at www.americanfederalsavingsbank.com. Persons may also receive a copy of the Code of Ethics free of charge by requesting it in writing from Pete Johnson at Eagle Bancorp, 1400 Prospect Avenue, Helena, Montana 59601, or by calling him at (406) 442-3080. A copy of the Code of Ethics will be filed with the SEC as an exhibit to Eagle's Annual Report on Form 10-KSB.

DIRECTORS' COMPENSATION

         During fiscal 2004, each director, except for the Chairman of the Board, was paid an annual fee of $12,000. The Chairman of the Board receives an annual fee of $21,000. Also, each non-employee director, other than the Chairman of the Board, was paid $175 for each committee meeting attended. The total fees paid to the directors of Eagle for the year ended June 30, 2004, were $100,700. Eagle has no other director compensation plans or director deferred compensation plans other than the Stock Incentive Plan approved at the annual meeting in 2000. Each director of Eagle also serves as a director of American Federal and Eagle Financial MHC. Directors do not receive additional compensation for their service on the boards of American Federal or Eagle Financial MHC.

EXECUTIVE COMPENSATION

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer and Chief Financial Officer in each of the last three fiscal years. No other executive officer of Eagle or American Federal served as President or earned a total salary and bonus in excess of $100,000 during the last three fiscal years.


                                                                                           LONG-TERM
                                             ANNUAL COMPENSATION                         COMPENSATION
                         -------------------------------------------------------------   -------------
                           YEAR ENDED                              OTHER ANNUAL            RESTRICTED           ALL OTHER
NAME AND POSITION           JUNE 30        SALARY        BONUS     COMPENSATION(1)        STOCK AWARDS        COMPENSATION(2)
-----------------           -------        ------        -----     ------------           ------------        ---------------

Larry A. Dreyer               2004        $124,500      $17,119         $12,000              $0                    $44,310
President and Chief           2003       $122,000       $18,300         $12,000              $0                    $42,632
  Executive Officer           2002       $115,700        $9,835         $12,000              $0                    $40,001

Peter J. Johnson              2004       $94,000        $12,925              $0              $0                    $16,551
Sr.VP/Treasurer and           2003       $85,000        $12,750              $0              $0                    $15,821
Chief Financial Officer       2002       $80,600         $6,851              $0              $0                    $14,652

----------------
(1) Represents compensation for serving on the board of directors of Eagle Bancorp.

(2) For fiscal 2004 for Dreyer consists of employer contribution to profit sharing of $10,090, $2,870 for employer 401(k) payments, $25,262 for employer deferred compensation payments, $1,320 for ESOP stock, and $4,768 for various medical and life insurance payments. For fiscal 2004 for Johnson consists of employer contribution to profit sharing plan of $7,176, $300 for employer 401(k) payments, $2,880 for employer deferred compensation payments, $1,320 for ESOP stock, and $4,875 for various medical and life insurance payments.

                              --------------------

         Option Grants in Last Fiscal Year. There were no options granted in fiscal 2004 to Messrs. Dreyer or Johnson or any other employees or directors.

         Employment Agreement. American Federal entered into an Employment Agreement with its President, Larry A. Dreyer, effective January 1, 2000 and amended effective as of June 1, 2004. The amended Employment Agreement has an initial term ending September 30, 2006. The Employment Agreement is terminable by the Bank for cause as defined in the Employment Agreement. If Mr. Dreyer is terminated without cause, he will be entitled to a continuation of his salary plus bonuses and deferred compensation from the date of termination through the remaining term of the Employment Agreement. The aggregate payment made to Mr. Dreyer would be an expense to the Bank and would result in reductions to net income and capital. The Employment Agreement may be extended or renewed annually by the board of directors after a determination of the satisfactory performance of Mr. Dreyer in the Board's sole discretion. If Mr. Dreyer becomes disabled during the term of the Employment Agreement, he would continue to receive payment of 75% of the base salary until he returns to full-time employment at American Federal, reaches age 65, accepts another full-time position with another employer, or upon his death. Such payments shall be reduced by any other benefit payments made under a disability plan in effect for Mr. Dreyer and the Bank's other employees.

         Non-Contributory Profit Sharing Plan. Neither Eagle nor American Federal has a pension plan for employees. Instead, the Bank has established a non-contributory profit sharing plan for eligible employees who have completed one year of service with American Federal. The non-contributory plan enables American Federal to contribute up to 15% of qualified salaries each year. Typically 6% is contributed. The percentage amount of the contribution is determined by the board of directors each year and is based primarily on profitability for the past year. For the year ended June 30, 2004, the Board authorized profit sharing contributions to Mr. Dreyer of $10,090 and to Mr. Johnson of $7,176, and total contributions are $148,309 as of June 30, 2004.

         The Non-Contributory Profit Sharing Plan also allows employees to make contributions to a tax-qualified defined contribution savings plan or an employee owned 401(k) plan. Employees can contribute a portion of their salaries, (up to a maximum of $1x,000 for calendar 2004), to a 401(k) plan. Eagle's Board has the authority to match up to a maximum of 50% of an employee's contribution provided that the matching amount does not exceed 2.0% of such employee compensation. For the year ended June 30, 2004, the Bank contributed $2,870 and $300 to Mr. Dreyer's and Mr. Johnson's 401(k) programs, respectively, and $38,302 in total to the 401(k) program.

         Salary Continuation Agreement. Another benefit offered by American Federal is a program to increase overall retirement benefits for employees to levels which more closely approximate those in comparable businesses. American Federal consulted with independent compensation consultants and developed a plan to supplement retirement benefits. The plan American Federal adopted covers eight of its senior officers, including Mr. Dreyer and all senior vice presidents and vice presidents. It is a non-qualified retirement plan which is designated the American Federal Savings Bank Salary Continuation Agreement (the "Salary Continuation Agreement"). Under the Salary Continuation Agreement, each officer receives a fixed retirement benefit based on his or her years of service with American Federal. This plan is funded by insurance policies owned by American Federal. It also provides for partial payments in the event of early retirement, death or disability. In Mr. Dreyer's case, if he retires at age 65, the Salary Continuation Agreement provides for a lump sum payment of $414,000, or an annual payment for life of $45,000. In Mr. Johnson's case, if he retires at age 65, the Salary Continuation Agreement provides for a lump sum payment of $151,800, or an annual payment for life of $16,500. American Federal has purchased life insurance contracts for each covered executive to fund the payments. American Federal Savings Bank recognizes expenses to maintain the plan. For the year ended June 30, 2004, the total expenses were $87,039.

         Bonus Plan. American Federal also provides a discretionary bonus program ("Bonus Program") for all eligible employees. The Bonus Program is based on the after-tax net profitability of American Federal and is linked specifically to the Bank's return on assets. In the case of non-officer employees, bonus amounts are based on salary levels. Under the Bonus Program, the Bank's return on assets for the period from January through October is used to determine the bonus levels of Bank officers. Officers' bonuses are directly linked to the return on assets. For example, if American Federal Savings Bank produces a return on assets of .90%, then each officer would receive a bonus of 9% of annual base salary. Executive officers' bonuses are based on a formula of
1.25 times the Bank's return on assets. For the year ended June 30, 2004, American Federal Savings Bank paid total bonuses of $190,442. Mr. Dreyer's bonus during this period was $17,119. Mr. Johnson's bonus was $12,925.

         Employee Stock Ownership Plan. In connection with its reorganization to the mutual holding company form of organization, the Bank established the ESOP for employees age 21 or older who have at least one year of credited service with the Bank.

         As of June 30, 2004, the ESOP held 27,606 shares of Common Stock. These shares represent shares purchased by the ESOP in the offering. Shares of Common Stock purchased by the ESOP were funded by funds borrowed from Eagle. Shares purchased in the reorganization by the ESOP will be allocated to participants' accounts over ten (10) years.

         The ESOP is administered by an unaffiliated corporate trustee in conjunction with the ESOP Committee of the Bank. The ESOP trustee must vote all allocated shares held by the ESOP in accordance with the instructions of participating employees. Shares for which employees do not give instructions will be voted by the ESOP trustee.

         GAAP requires that any third party borrowing by the ESOP be reflected as a liability on Eagle's statement of financial condition. Since the ESOP is borrowing from Eagle, such obligation is eliminated in consolidation. However, the cost of unallocated shares is treated as a reduction of shareholders' equity.

         Contributions to the ESOP and shares released from the suspense account are allocated among ESOP participants on the basis of participants' compensation as it relates to total participant compensation. Employees are fully vested upon completion of seven (7) years of service. Benefits may be payable upon retirement, early retirement, disability, death or separation from service.

         The ESOP is subject to the requirements of ERISA and regulations of the IRS and the United States Department of Labor.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee determines compensation policy and consists of Directors Pennington, Campbell and Hartzog. Mr. Pennington was formerly Chairman and Chief Executive Officer of the Bank. None of the above are members of a compensation committee of the Board of Directors of any Company.

                              CERTAIN TRANSACTIONS

         No directors, executive officers or immediate family members of such individuals were engaged in transactions with Eagle, American Federal or any subsidiary involving more than $60,000 (other than through a loan) during the fiscal years ended June 30, 2003 and June 30, 2004. Furthermore, Eagle has no "interlocking" relationships in which any executive officer is a member of the board of directors of another entity, one of whose executive officers are a member of American Federal's board of directors.

         American Federal has followed the policy of offering residential mortgage loans for the financing of personal residences, and consumer loans to its officers, directors and employees. Loans are made in the ordinary course of business. They are also made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons. These loans do not include more than the normal risk of collectibility or present other unfavorable features. As of June 30, 2004, the aggregate principal balance of loans outstanding to all directors, executive officers and immediate family members of such individuals was approximately $126,102.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCES

         Other than as described below, to the knowledge of the Board and based upon a review of Forms 3 and 4 and amendments thereto furnished to Eagle pursuant to Rule 16a-3(e) during the fiscal year ended June 30, 2003, no person who is a director, officer or beneficial owner of 10% of the Common Stock failed to file on a timely basis, the reports required by Section 16(a) of the Securities Exchange Act. Ms. Sanderson sold 1,500 shares of Company stock in April 2004. Due to a miscommunication between Eagle and Ms. Sanderson's broker, the Form 4 was filed one day late.

                    PROPOSAL II - RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The firm of Anderson ZurMuehlen & Co., P.C., Certified Public Accountants, acted as independent auditors for Eagle for fiscal years ended June 30, 2003 and 2004. The Board has determined to reappoint Anderson ZurMuehlen & Co., P.C. to act as independent auditors for the fiscal year ending June 30, 2005. A representative of Anderson ZurMuehlen & Co., P.C. will be present at the Annual Meeting, will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. Eagle Financial MHC intends to vote its shares of Common Stock in favor of the ratification of the appointment of Anderson ZurMuehlen & Co., P.C.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF Anderson ZurMuehlen & Co., P.C. AS EAGLE'S INDEPENDENT AUDITORS FOR FISCAL 2004 UNDER THIS PROPOSAL II.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors of Eagle knows of no matters to be brought before the Annual Meeting other than procedural matters incident to the conduct of the Annual Meeting. If further business is properly presented, the proxy holders will vote proxies, as determined by a majority of the Board of Directors.


                      STOCKHOLDER PROPOSALS AND NOMINATIONS

         Pursuant to the proxy solicitation regulations of the Securities and Exchange Commission (the "SEC"), any shareholder proposal intended for inclusion in Eagle's Proxy Statement and form of proxy related to Eagle's 2005 Annual Meeting of stockholders must be received by Eagle by May 16, 2005, pursuant to the proxy solicitation regulations of the Securities and Exchange Commission. Nothing in this paragraph shall be deemed to require Eagle to include in its Proxy Statement and form of proxy any stockholder proposal which does not meet the requirements of the Securities and Exchange Commission in effect at that time.

         Eagle's by-laws provide that in order for a stockholder to make nominations for the election of directors, a stockholder must deliver notice in writing of such nominations to the Secretary not less than 30 nor more than 60 days prior to the date of the Annual Meeting; provided that if less than 31 days' notice of the Annual Meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to stockholders. The notice of nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice.

         WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO RETURN YOUR PROXY CARD PROMPTLY. IF YOU ARE THEN PRESENT AT THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON, YOUR ORIGINAL PROXY MAY BE REVOKED BY VOTING AT THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR RECORDHOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.


                                          By Order of the Board of Directors


                                          /s/ Larry A. Dreyer
                                          -------------------------
                                          Larry A. Dreyer
                                          President and CEO

Helena, Montana
September 17, 2004

                                                                       EXHIBIT A
                                  EAGLE BANCORP
                             AUDIT COMMITTEE CHARTER


ORGANIZATION

         The Board of Directors of Eagle Bancorp ("Eagle") shall annually designate an Audit Committee, which shall be composed of at least three directors, all of whom have no relationship to Eagle or its subsidiaries that may interfere with the exercise of their independence from management and Eagle or its subsidiaries. In determining the independence of members of the Audit Committee, the Board shall meet current standards of independence established for service on the Audit Committee by applicable law, including the laws and regulations of the Securities Exchange Commission, Federal Deposit Insurance Corporation ("FDIC") and the Office of Thrift Supervision and other applicable laws and regulations.

         Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

         At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

STATEMENT OF POLICY

         The primary function of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its responsibility to Eagle and its shareholders relating to (i) its oversight of management and its auditors in respect of corporate accounting, financial reporting practices, and the quality and integrity of the financial reports of Eagle, (ii) the compliance of Eagle with legal and regulatory requirements, (iii) the independent auditors qualifications and independence, and (iv) the performance of Eagle's internal audit function and independent accountants and performance of the other duties of the Audit Committee specified by federal securities laws and regulations, applicable banking regulations, or the listing standards of The Nasdaq Stock Market, Inc. OTC Bulletin Board or other securities exchange or market on which Eagle's securities are listed or eligible for trading (as applicable, the "Listing Standards").

         It is not the role of the Audit Committee to guarantee the accuracy or quality of Eagle's financial statements but to oversee the work of management, the independent auditors and internal auditors. The Audit Committee does not have responsibility for planning or conducting the audit of Eagle or for determining that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those are responsibilities of management and the independent accountants, rather than the Audit Committee. The Audit Committee also is not responsible for ensuring compliance with laws or regulations. In so doing, it is the responsibility of the Audit Committee to maintain open communication between the directors, the independent auditors, the internal auditors, and the financial management of Eagle.

         The outside auditor for Eagle is ultimately accountable to the Board of Directors and Audit Committee of Eagle. The Audit Committee and Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

         The Audit Committee is responsible for obtaining from the outside auditor on a periodic basis a formal written statement delineating all relationships between the auditor and Eagle and its subsidiaries. The Audit Committee shall be responsible for conferring with the outside auditor with respect to any disclosed relationships or services that may affect the objectivity and independence of the outside auditor and for recommending to the Board of Directors such appropriate action as may be necessary to satisfy itself as to the independence of the outside auditor.

RESPONSIBILITIES

         In carrying out its responsibilities, the Audit Committee policies and procedures should remain flexible in order to best react to changing conditions and to oversee management's implementation of prudent corporate accounting and reporting policies.

         In carrying out these responsibilities, the Audit Committee will:

         General Responsibilities:

o The Audit Committee will meet at least four times each year or more frequently when and if required as circumstances dictate. An Audit Committee member should not vote on any matter in which he or she is not independent. The Audit Committee may ask members of management or others to attend a particular meeting and is authorized to receive all pertinent information from management.

o The Audit Committee shall establish procedures for the (a) receipt, retention and treatment of complaints received by Eagle regarding accounting, internal accounting controls or auditing matters and (b) confidential, anonymous submission by Eagle's employees of concerns regarding questionable accounting or auditing matters.

o The Audit Committee shall regularly report on its activities to the Board and shall provide the Board of Directors with such information as the Board of Directors may request, and shall make such recommendations as the Audit Committee shall deem appropriate.

o The Audit Committee shall fulfill such other duties and responsibilities as are required by applicable law, the regulations of the Securities and Exchange Commission, or the Listing Standards, and as assigned to the Audit Committee from time to time by the Board of Directors.

o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of Eagle and its divisions and subsidiaries, including American Federal Savings Bank.

         Responsibilities for Audits and Review of Quarterly and Annual Financial Statements:

o The Audit Committee will have sufficient contact with the independent accountant and the independent auditors will be required to treat the relationship with the Audit Committee such that it will be able to fulfill its obligations and be available to the full Board of Directors at least annually and that it will provide the Audit Committee with a timely analysis of significant financial reporting issues.

o The Audit Committee will discuss with management, the internal auditor and the independent accountant significant risks and exposures and will assess management's steps to minimize them.

o Meet with the independent auditors and financial management of Eagle to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

o Obtain from the independent auditors a written statement detailing all relationships between the auditors and Eagle, discuss any such relationships with the auditors, and recommend appropriate action to satisfy itself as to the auditors' independence.

o Review the internal audit function of Eagle including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

o Review all examiner's reports, and correspondence thereto including responses of Eagle.

o Receive prior to or at each meeting a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, as appropriate, with explanations for changes from the original plan.

o Review with management and the independent auditors the financial statements contained in the annual report to shareholders to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Changes in accounting principles also should be reviewed.

o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of Eagle financial, accounting, and auditing personnel, and the cooperation that the independent auditors receive during the course of the audit.

o The Audit Committee shall be solely responsible for determining and approving fees and other terms for engagements, including budget and staffing of the internal audit services function.

o Notwithstanding the foregoing, the Audit Committee shall not approve any non-audit service engagement where the provision of such service by the independent accountants is prohibited by applicable law, the regulations of the Securities Exchange Commission or the Listing Standards, and the independent auditor shall not provide any such prohibited service.

o Notwithstanding the foregoing, pre-approval is not required with respect to the provision of non-audit services if: (a) the aggregate amount of all such non-audit services provided to Eagle constitutes not more than five percent of the total amount of revenues paid by Eagle to its independent auditors during the fiscal year in which the non-audit services are provided; (b) such services were not recognized by Eagle at the time of the engagement to be non-audit services; and (c) the non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee, or by one or more members of the Audit Committee to whom authority to grant such approval has been delegated, prior to the completion of the audit.

o The Audit Committee will review the following with the independent accountant, the internal auditor and management:

         a. The adequacy of Eagle's internal controls, including computerized information system controls and security; and the resolution of identified material weaknesses and reportable conditions in internal controls;

         b. Any fraud that involves management or other employees who have a significant role in Eagle's internal controls;

         c. Any significant findings and recommendations made by the independent accountant or internal auditing, together with management's responses to them;

         d. All critical accounting policies and practices and any other material components of Eagle's financial statements involving management's judgment or estimates, and about the quality of accounting principals and the clarity of financial disclosure practices used or proposed to be used by Eagle;

         e. The alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials, ramifications of the use thereof, and the treatment preferred by the independent accountants, as well as any required or suggested changes in auditing or accounting practices or principles;

         f. Material off-balance sheet transactions, arrangements, obligations and other relationships of Eagle with unconsolidated entities or others that may have a material current or future effect on Eagle's financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources of significant components of revenue or expenses;

         g. Any material changes in accounting policies or practices and the impact thereof on Eagle's financial statements;

         h. The annual audited financial statements and quarterly financial statements, including Eagle's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

         i. Any report or recommendations of the independent accountants;

         j. Anything else about the audit procedures or findings that GAAP requires the accountants to discuss with the Committee.

         k. Disclosures made by the CEO and CFO during the Forms 10-KSB and 10-QSB certification process about significant deficiencies in the design or operation of internal controls; and

         l. Any difficulties or disputes encountered with management while conducting audits, including any restrictions on the scope of their work or access to required information.

      o The Audit Committee will review annual filings with the SEC and other published documents containing Eagle's financial statements and will consider whether the information in the filings is consistent with the information in the financial statements. The Audit Committee shall discuss earnings press releases (particularly use of "pro forma," or "adjusted" non-GAAP information). Such matters may be discussed generally (e.g., types of information and presentations) and need not include specific releases or guidance.

      o The Audit Committee will determine that the quarterly financial statements have been reviewed by the independent accountants in accordance with SAS 100 before those interim statements are released to the public or filed with the Securities Exchange Commission.

      o The Audit Committee shall prepare, or cause to be prepared by management, a report for inclusion in the proxy statement that describes the Committee's composition and responsibilities, and how they were discharged, including a statement regarding their review and discussion of the annual financial statements, review of the independence of the independent accountants, and discussions with the independent accountants, and a statement that based on the foregoing, the Committee recommended that the annual financial statements be included in Eagle's annual report on Form 10-KSB.

         Ongoing Responsibilities:

      o The Audit Committee shall conduct an appropriate review of all related party transactions for potential conflicts of interest and all such transactions shall be approved by the Committee to the extent required by applicable law.

      o In performing its duties hereunder, the Audit Committee shall have the authority to conduct or authorize investigations, to retain and terminate such outside legal, accounting or other advisors as it shall deem necessary, without seeking further approval of the Board of Directors, and Eagle shall provide for appropriate funding therefore. The Committee may utilize, consult with and engage the members and resources of the Audit Committee in the discharge of its duties.

      o Review legal and regulatory matters that may have a material effect on Eagle's financial statements, compliance policies and programs and reports from regulators.

      o The Audit Committee shall review and assess at least annually its performance, and the adequacy of this Charter in light of applicable law and regulations.

      o The Audit Committee shall discuss Eagle's policies with respect to risk assessment and risk management, including legal and ethical compliance programs.

      o Review the matters discussed at each committee meeting with the Board of Directors.

      o Investigate any matter brought to its attention within the scope of its duties to the extent and in such manner as it considers appropriate.

                                                                       EXHIBIT B
                            CHARTER OF THE NOMINATING
                       COMMITTEE OF THE BOARD OF DIRECTORS
                                OF EAGLE BANCORP


I. THE COMMITTEE'S PURPOSE. The Nominating Committee ("Committee") is appointed by the Board of Directors (Board) of Eagle Bancorp ("Eagle") for the primary purpose of:

         - identifying diverse individuals qualified to become members of the Board;

         - recommending to the Board the director nominees for the next annual meeting of shareholders;

         -  consider nominees proposed by shareholders of Eagle; and

         -  evaluation of the Board and its members.

II.      COMMITTEE COMPOSITION AND MEETINGS.

         The Committee shall be comprised of three or more independent directors, all of whom must qualify as independent directors under the listing standards of The Nasdaq Stock Market, Inc. In addition, each member shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment.

         The members shall be appointed annually to one-year terms by the Board. The Committee shall designate one member of the Committee as Chairperson. The members shall serve until their resignation, retirement, removal by the Board or until their successors shall be appointed. No member of the Committee shall be removed except by majority vote of the independent directors of the Board then in office.

         The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of Eagle and this Charter.

         The Committee shall meet at least twice annually and more frequently as circumstances require or dictate. The Committee Chair must approve an agenda in advance of each meeting.

         The Chairperson of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

         A majority of the members of the Committee shall constitute a quorum.

         The Committee may request that any directors, officers or employees of Eagle, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

         Following each of its meetings, the Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Committee at the meeting.

         The Committee shall keep written minutes of its meetings, which shall be maintained with the books and records of Eagle.

III.     COMMITTEE DUTIES AND RESPONSIBILITIES.

         BOARD VACANCIES. When a vacancy occurs on the Board by reason of disqualification, resignation, retirement, death or an increase in the size of the Board, the Committee shall nominate a replacement director for the Board.

         ASSESS BOARD MEMBERSHIP NEEDS AND NOMINATE DIRECTORS. Determine what types of backgrounds are needed to help strengthen and balance the Board and to nominate appropriate candidates to fill vacancies accordingly.

         - Select, or recommend to the Board, director nominees to fill vacancies on the Board as necessary.

         - Be constantly alert to the needs of the Board and maintain an active file of suitable candidates for consideration as nominees to the Board, which candidates may include, if the Committee deems it advisable, those recommended by the Chief Executive Officer and other members of the Board. In compiling the file, the Committee shall consider, where appropriate, the independence of each candidate.

         - Consider the candidate's knowledge of the banking business and involvement in the community, business and civic affairs, and also consider whether the candidate would provide for adequate representation of its market area. Any nominee for director made by the Committee must be highly qualified with regard to some or all these attributes. The Committee will not recommend that the stock ownership, without the other reasons named above, be a basis for the selection of a director or nominee. In searching for qualified director candidates to fill vacancies in the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates. Additionally, the Committee may request that members of the Board pursue their own business contacts for the names of potentially qualified candidates. The Committee would then consider the potential pool of director candidates, select the candidate the Committee believes best meets the then-current needs of the Board, and conduct an investigation of the proposed candidate's background to ensure there is no past history, potential conflict of interest or regulatory issue that would cause the candidate not to be qualified to serve as a director of Eagle. The Committee will consider director candidates recommended by Eagle's stockholders. If a stockholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of Eagle's Board of Directors, in the same manner in which the Committee would evaluate its nominees for director.

         - Conduct director evaluations upon renomination for election every three years.

         - Nominate directors to be elected by the shareholders and any directors to be elected by the Board to fill vacancies.

         - Review periodically the membership of each committee of the Board and recommend committee assignments to the Board, including rotation, reassignment or removal of any committee member.

            BOARD SIZE. Make recommendations to the Board about exercising the Board's authority to determine the number of its members.

            BOARD SELF-EVALUATION. Conduct an annual evaluation of the performance of the full Board and report its conclusion to the Board. The Committee's report should generally include an assessment of the Board's compliance with the principles set forth in these guidelines and the Code of Ethics Policy, as well as identification of areas in which the Board could improve its performance.

            DIRECTOR REMOVAL. Recommend to the Board the removal of a director where Appropriate.

            DIRECTOR INDEPENDENCE. Recommend to the Board the standards for director independence, in addition to those required by Nasdaq.

            SHAREHOLDER COMMUNICATION. Ensure that the Board maintains a process for shareholders to communicate with the Board. Shareholders wishing to communicate with the Board should send any communication to the Secretary, Eagle Bancorp. If an individual director or directors receives communication from shareholders, such communication shall be forwarded to the Secretary. Any communication must state the number of shares beneficially owned by the shareholder making the communication. The Secretary will forward such communication to the Chairman of the Nominating Committee. The Secretary has the authority to discard any communication or take appropriate legal action with any communication that is unduly hostile, threatening, illegal or similarly inappropriate.

         CHARTER. To maintain and update, as appropriate, this Charter, which will be published on Eagle's website.

IV. AUTHORITY TO RETAIN EXPERTS. The Committee has the authority to retain, direct and if appropriate, terminate any search firm used to identify candidates for Board membership (or to establish other procedures to develop potential candidates for consideration) as well as any such other experts as it deems necessary in the performance of its duties. As part of this authority, the Committee has the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. In addition, the Committee has the authority, to the extent it deems necessary or appropriate, to ask Eagle to provide support and funding in carrying out its duties.

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
/X/ PLEASE MARK VOTES                         REVOCABLE PROXY
    AS IN THIS EXAMPLE                         EAGLE BANCORP
                                                                                                                  With-    For All
 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF                                                          For   hold     Except
DIRECTORS OF EAGLE BANCORP TO BE USED AT THE ANNUAL              1. Election of two directors for three     / /    / /      / /
    MEETING OF STOCKHOLDERS ON OCTOBER 21, 2004                     year terms each.
   The undersigned being a stockholder of Eagle Bancorp
hereby appoints Thomas J. McCarvel and James A.                     NOMINEES: DON O. CAMPBELL, CHARLES G. JACOBY AND
Maierle, or each of them, with full power of                                  ROBERT L. PENNINGTON
substitution in each, as proxies to cast all votes
which the undersigned stockholder is entitled to cast
at the Annual Meeting of Stockholders to be held at              INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
10:00 a.m., Montana Time, on October 21, 2004, at                INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE
1400 Prospect Avenue, Helena, Montana 59601, and any             THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
adjournments thereof. The undersigned stockholder
hereby revokes any proxy or proxies heretofore given.            -------------------------------------------------------------------

                                                                                                          For    Against    Abstain
                                                                 2. Ratification of the appointment       / /      / /        / /
                                                                    of Anderson ZurMuehlen & Co., P.C.,
                                                                    Certified Public Accountants,
                                                                    as Eagle Bancorp's independent
                                                                    auditors for the fiscal year
                                                                    ending June 30, 2005.

                                                                 PLEASE CHECK BOX IF YOU PLAN TO ATTEND ----------->    / /
                                                                 THE MEETING.

                                                                    In their discretion the proxies are authorized to vote with respect to approval of the minutes of the last meeting of
                                                                 stockholders, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.
                                                                    IF SIGNED AND RETURNED THIS PROXY WILL BE VOTED AS DIRECTED OR,
                                                                 IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE NOMINEES UNDER
                                                                 PROPOSAL I AND FOR THE AUDITORS UNDER PROPOSAL II.


Please be sure to sign and date       ------------------------
this Proxy in the box below.          Date
--------------------------------------------------------------


----Stockholder sign above---Co-holder (if any) sign above----



^ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. ^
                          EAGLE BANCORP

------------------------------------------------------------------
Please date this Revocable Proxy and sign, exactly as your name(s) appears on your stock certificate. If signing as a fiduciary, please give your full title. If you receive more than one proxy card, please sign and return all cards in the accompanying envelope. Please check your mailing address as it appears on this Revocable Proxy. If it is inaccurate, please include your correct address below.

                       PLEASE ACT PROMPTLY

             SIGN, DATE & MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE
SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN
THE ENVELOPE PROVIDED.

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